v Second Quarter 2022 Earnings Chris Cartwright, President and CEO Todd Cello, CFO July 26, 2022 Exhibit 99.2

© 2022 TransUnion LLC All Rights Reserved | 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: the effects of the COVID-19 pandemic, including the prevalence and severity of variants; the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine; the effects of pending and future legislation and regulatory actions and reforms; macroeconomic effects including the impact of inflation, and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond TransUnion’s control; risks related to TransUnion’s indebtedness, including TransUnion’s ability to make timely payments of principal and interest and TransUnion’s ability to satisfy covenants in the agreements governing its indebtedness; our ability to maintain our liquidity; our ability to maintain the security and integrity of our data; our ability to deliver services timely without interruption; our ability to maintain our access to data sources; government regulation and changes in the regulatory environment; litigation or regulatory proceedings; regulatory oversight of “critical activities”; our ability to effectively manage our costs; economic and political stability in the United States and international markets where we operate; the possibility that the expected benefits of the Healthcare divestiture will not be realized, or will not be realized within the expected time period; risks related to the distraction of management from ongoing business operations and other opportunities due to recent acquisitions and divestitures; our ability to acquire businesses, successfully secure financing for our acquisitions and timely consummate such acquisitions; the possibility that we will not successfully integrate the operations of our acquisitions, control the costs of integrating our acquisitions or realize the intended benefits of such acquisitions, including our recent Neustar acquisition; and other one-time events and other factors that can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2021, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. Non-GAAP Financial Information This investor presentation includes certain non-GAAP measures that are more fully described in Exhibit 99.1, “Press release of TransUnion dated July 26, 2022, announcing results for the quarter ended June 30, 2022,” under the heading ‘Non-GAAP Financial Measures,’” furnished to the Securities and Exchange Commission (“SEC”) on July 26, 2022. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the Appendix at the back of this investor presentation.

© 2022 TransUnion LLC All Rights Reserved | 3 Market perspectives and financial highlights Acquisition integration updates Second quarter 2022 financial results 1 2 3 2022 guidance and portfolio resiliency review4

© 2022 TransUnion LLC All Rights Reserved | 4 Market Perspectives U.S. consumer health remains positive supported by high employment, income growth, sound balance sheets, solid savings rates and low delinquencies Emerging markets rebound after pandemic restrictions lifted; outsized growth in India, APAC and LatAm while U.S., Canada and U.K. experience early negative impacts of higher inflation Intermediate-term uncertainties globally due to rising interest rates and inflation and structural supply shortages

© 2022 TransUnion LLC All Rights Reserved | 5 Market-leading growth in Financial Services, Insurance, Public Sector, and Media Double-digit organic growth1 internationally, led by India, Asia Pacific, Latin America and Africa Acquisitions performing well with growing sales pipelines and cost synergies ahead of targets Strong 9% organic revenue growth excluding U.S. mortgage Adjusted EBITDA and Adjusted Diluted EPS within range due to prudent cost management while maintaining investment levels Strong Second Quarter 2022 Results 1International growth rates are constant currency

© 2022 TransUnion LLC All Rights Reserved | 6 Bridge to Updated 2022 Revenue Guidance $3,875M $3,775M ($15M) ($20M) ($25M) No Change ($20M) ($20M) Prior Revenue Guide (Midpoint) Q2 Miss vs. Guide (Midpoint) Mortgage Impact U.S. Markets ex-Mortgage International Consumer Interactive FX Current Revenue Guide (Midpoint) +11% organic growth Q2 2nd Half Update +9.5% organic growth

© 2022 TransUnion LLC All Rights Reserved | 7 Marketing, fraud, and communication solutions powered by OneID platform • Full-year 2022 revenue on acquisition case and ahead on Adjusted EBITDA • Accelerating integration of product and functional capabilities, including marketing, fraud, analytics, technology, and sales • Strong sales results and new pipeline across verticals for Marketing and Trusted Call Solutions – Tempered by market volume uncertainty and timing of new customer onboarding • Neustar and TransUnion marketing solutions grew combined double-digits in H1 2022 Neustar ► Q2 2022: Mid-single-digits revenue growth as we expected. Adjusted EBITDA margins ~24% ► 2022E: Now expecting mid- single-digits growth with EBITDA margins at ~26%

Sontiq

- ▶ Q2 2022: Revenue fell -1% due to large breach in prior year. Adjusted EBITDA margins ~30%
- ▶ 2022E: Mid-teens revenue growth as expected at ~30% margins, ~40% excluding integration costs

Identity theft and cybercrime solutions for consumers and business, including identity monitoring, restoration, and breach response

- Integrated go-to-market approach with excellent early cross-selling results
  - Signed several breach deals that will benefit H2 2022 growth rate
  - Won large deal as result of combined credit and identity capabilities with a rapidly expanding pipeline
- Combined all management, sales, product and technology functions

TransUnion

© 2022 TransUnion LLC All Rights Reserved | 8

Argus

- ► Q2 2022: Revenue growth 4%. ~20% Adjusted EBITDA margin, or ~25% excluding integration expenses
- ► 2022E: Low-single-digits revenue growth at ~15% margin, or ~31% excluding integration expenses

Insights and analytics for credit, debit card accounts and checking accounts spend behavior

- Closed acquisition on April 8th
- Positive feedback from consortium lenders who view TransUnion as a natural owner, with strong interest in enhancing Argus data insights and digital delivery
- Commerce Signals anonymized audiences additive to TransUnion marketing capabilities
- Actively marketing non-core businesses with significant interest to date

TransUnion
© 2022 TransUnion LLC All Rights Reserved | 9

© 2022 TransUnion LLC All Rights Reserved | 10 New Board members deepen technology and product innovation expertise at TransUnion Hamidou Dia VP and Global Head of Solutions Engineering at Google Cloud Ravi Kumar President of Infosys

© 2022 TransUnion LLC All Rights Reserved | 11 For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Reported ($M) Y/Y Change Revenue $948 30% Constant Currency Revenue 32% Organic Constant Currency Revenue 5% Adjusted EBITDA $350 19% Constant Currency Adjusted EBITDA 20% Organic Constant Currency Adjusted EBITDA 4% Adjusted Diluted EPS $0.98 11% ►Organic constant currency growth excluding mortgage of +9% ►Adjusted EBITDA margin of 36.9%; excluding acquisitions, organic Adjusted EBITDA margin of 40.2% Consolidated Q2 2022 Highlights

© 2022 TransUnion LLC All Rights Reserved | 12 Reported ($M) Reported Y/Y FX Impact Inorganic Impact Organic Constant Currency Revenue $633 44% — (40)% 5% Financial Services 301 11% — (8)% 3% Emerging Verticals 332 98% — (90)% 8% Adjusted EBITDA $234 25% — (22)% 3% U.S. Markets Q2 2022 Highlights ►U.S. Markets organic growth ex-mortgage of +13% ►U.S. Financial Services organic growth ex-mortgage of +18%, led by FinTech and Card & Banking ►Emerging Verticals led by double-digit growth in Insurance, Public Sector and Media Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2022 TransUnion LLC All Rights Reserved | 13 Reported ($M) Reported Y/Y FX Impact Inorganic Impact Organic Constant Currency Revenue $147 8% — (17)% (9)% Adjusted EBITDA $68 5% — (11)% (6)% Consumer Interactive Q2 2022 Highlights ►Direct and indirect channel revenue both declined due to reduced demand for paid credit monitoring products ►Organic Adjusted EBITDA margins of 49.3%, up 190bps YoY, driven by lower advertising investments Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2022 TransUnion LLC All Rights Reserved | 14 Reported ($M) Reported Y/Y FX Impact Inorganic Impact Organic Constant Currency Revenue $187 8% 6% — 15% Canada 33 (3)% 4% — 1% Latin America 30 13% 1% — 14% U.K. 50 (7)% 10% — 3% Africa 16 3% 9% — 12% India 40 44% 7% — 51% Asia Pacific 19 19% 3% — 22% Adjusted EBITDA $81 12% 6% — 19% International Q2 2022 Highlights ►Canada organic growth excluding impact of breach revenues last year +6% ►U.K. organic growth excluding one-time contracts such as with the U.K. government +8% Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2022 TransUnion LLC All Rights Reserved | 15 TransUnion Has Shown a Consistent Ability to De-Lever via Adjusted EBITDA Growth • Roughly $5.9 billion of debt and $522 million cash at quarter-end • Net leverage of ~4.0x in Q2 2022, an increase from Q1 2022 following the close of VF Financial acquisition • Expecting to reach ~3.7x net debt to Adjusted EBITDA by end of 2022 2021 and Q1 2022 pro-forma leverage include full year of Neustar and Sontiq. Q2 and FY 2022E pro-forma leverage also include full year of Argus. Net Debt / Adjusted EBITDA Ratio 4.8x 3.9x 3.4x 3.1x 4.2x 3.2x 2.8x 3.9x 3.5x 3.5x 4.0x ~3.7x 2015 IPO 2015 2016 2017 2018 2019 2020 2021 PF 2021 PF Q1 2022 PF Q2 2022 PF 2022E

Q3 2022 Guidance

Reported Revenue: $935M to $955M	+26% to +28%
Assumed M&A contribution:	~27pt. benefit
Assumed FX contribution:	~(2)pt. headwind
Organic Constant Currency Revenue:	+2% to +3%
Assumed Mortgage impact:	~(5)pt. headwind
Organic CC Revenue ex. Mortgage:	+7% to +8%
Adjusted EBITDA: $334M to $348M	+11% to +15%
Assumed FX contribution:	~(2)pt. headwind
Adjusted EBITDA Margin	35.7% to 36.4%
Adjusted EBITDA Margin bps change:	-490bps to -420bps
Adjusted Diluted EPS: $0.89 to $0.95	-3% to +4%

- Revenue: Expecting high-single-digits organic constant currency growth ex-mortgage, led by our B2B businesses
- Adjusted EBITDA: Margin comparability impacted by lower margin profile of acquisitions

TransUnion

For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

© 2022 TransUnion LLC All Rights Reserved | 16

© 2022 TransUnion LLC All Rights Reserved | 17 Reported Revenue: $3.748B to $3.798B +27% to +28% Assumed M&A contribution: ~24pt. benefit Assumed FX contribution: ~(1)pt. headwind Organic Constant Currency Revenue: +4% to +5% Assumed Mortgage impact: ~(5)pt. headwind Organic CC Revenue ex. Mortgage: +9% to +10% Organic Growth Assumptions • U.S. Markets up mid-single-digits [up low-double-digits excluding mortgage impact] – Financial Services up low-single-digits [up mid-teens excluding mortgage impact] – Emerging Verticals up high-single-digits • International up low-teens [constant-currency] • Consumer Interactive down high-single-digits FY 2022 Revenue Guidance ►Revenue: Guidance reduction due to increasing FX and mortgage headwinds, softer Consumer Interactive, and lowered but still strong growth in U.S. Markets ex-mortgage ►U.S. Mortgage: Expect revenue declines of (30)% to (35)% in 2022 based on inquiry declines of (40)% to (45)%; U.S. mortgage revenue was ~9% of LTM revenue, expected to be <7% by year- end

FY 2022 Adjusted EBITDA, Adjusted Diluted EPS and Other Guidance

Adjusted EBITDA: $1.362B to $1.399B	+18% to +21%
Assumed FX contribution:	~(1)pt. headwind
Adjusted EBITDA Margin	36.3% to 36.8%
Adjusted EBITDA Margin bps change:	-270bps to -220bps
Adjusted Diluted EPS: $3.70 to $3.85	+7% to +12%

Adjusted Tax Rate: ~22.5%

Total D&A: ~$520M

D&A ex. step-up from 2012 change in control and subsequent acquisitions: ~$210M

Net Interest Expense: ~$225M

CapEx: ~8% of revenue

- **Adjusted EBITDA:** Decreased due to lower revenue expectations, offset by cost management actions
- **Adjusted EBITDA margins:** Organic margin up ~20bps, approaching 40%

The adjusted tax rate guidance of ~22.5% reflects expected full year GAAP effective rate of ~24.8% less the elimination of discrete adjustments and other items totaling ~2.3%

For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

TransUnion
© 2022 TransUnion LLC All Rights Reserved
| 18

Vertical, geographic and product expansion has reduced our exposure to the U.S. credit cycle over time


Other
~60%
U.S.
Financial
Services
~40%
Other
~70%
U.S.
Financial
Services
~30%
2008
2022F

U.S. Financial Services Key Points

Mortgage expected to be less than 7% of revenue by YE 2022

10%+ of revenues not tied to credit – Fraud, Analytics, Collections

Strong capabilities supporting customer portfolio review, including Argus

TransUnion
© 2022 TransUnion LLC All Rights Reserved | 19

Emerging Verticals provide growth avenues unrelated to U.S. credit cycle

Vertical	% of 2022F Revenue	Recession Impact	Comment
Insurance	~9%	+	• Product focus on profitable growth, segmentation, fraud/ID and customer experience is relevant in all scenarios • Recessionary periods often lead to more rate shopping – volume benefit
Services & Collections			• Potential increased demand for 1st and 3rd party collections solutions
Tenant & Employment Screening	~7%	=	• Supply/demand dynamic is more relevant than economic cycle
Public Sector			• Fraud/ID solutions generally not cyclical
Other Emerging Verticals			• Diverse customer set with broad solutions suite
Media & Entertainment	~2%	−	• Core solutions are subscription-based data/technology; but usage-based products will be impacted by ad spending

TransUnion

Note: Neustar, which is expected to account for ~16% of 2022F revenues, is also reported within Emerging Verticals segment.

© 2022 TransUnion LLC All Rights Reserved | 20

International and Consumer Interactive add further diversification

Segment	% of 2022F Revenue	Recession Impact	Comment
International	~20%		• U.K. and Canada facing similar macroeconomic dynamics to U.S., but without the significant mortgage headwinds • Emerging Markets continuing to see healthy growth and provide diversification
Consumer Interactive	~15%		• Consumers often seek credit monitoring solutions in periods of economic stress, a dynamic seen during COVID-19 pandemic • Pressure in paid credit monitoring offering likely to continue as consumers tilt toward freemium offerings • ID protection is by nature a long-term engagement

TransUnion

© 2022 TransUnion LLC All Rights Reserved | 21

© 2022 TransUnion LLC All Rights Reserved | 22 Recent acquisitions add to portfolio resiliency • Declined -1% in 2020, with Marketing flat • Communications and Fraud largely not cyclical • Marketing is deeply embedded in customer workflows and 80% subscription-based • ~90% of revenues are subscription-based • Valuable data set for portfolio review in periods of market stress • 75% of revenues are B2B2C, including through insurance companies and benefit brokers • Identity protection skews to a more affluent, and potentially less cycle- exposed, consumer

© 2022 TransUnion LLC All Rights Reserved | 23 In a recession environment, we expect to continue delivering relative outperformance Highlight diversified product and vertical portfolio to offset credit-related pressures Partner with our customers – deploy thought leadership to deliver innovative solutions for changing economic conditions Emphasize in-flight cost savings and acquisition synergy initiatives Maintain cost discipline – areas of focus include new hires and travel & entertainment

© 2022 TransUnion LLC All Rights Reserved | 24 Drove Adjusted EBITDA and EPS performance through cost discipline and acquisition synergies Delivered healthy Q2 results with particular strength in U.S. Markets and International Continue to expect a strong year, with 9% to 10% organic growth excluding U.S. mortgage

© 2022 TransUnion LLC All Rights Reserved | 25 Q&A

© 2022 TransUnion LLC All Rights Reserved | 26 Appendix – Non-GAAP Reconciliations Adjusted EBITDA and Consolidated Adjusted EBITDA Margin (dollars in millions)

© 2022 TransUnion LLC All Rights Reserved | 27 Appendix – Non-GAAP Reconciliations Adjusted Net Income and Adjusted EPS (dollars in millions, except per share amounts)

© 2022 TransUnion LLC All Rights Reserved | 28 Appendix – Non-GAAP Reconciliations Adjusted Effective Tax Rate (dollars in millions)

© 2022 TransUnion LLC All Rights Reserved | 29 Appendix – Non-GAAP Reconciliations Adjusted EBITDA and Adjusted EPS Guidance (dollars in millions, except per share amounts)